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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                -----------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): APRIL 13, 1999

                             FUISZ TECHNOLOGIES LTD.
             (Exact name of registrant as specified in its charter)

              DELAWARE                                   0-27082                            52-1579474
    (State or Other Jurisdiction                       (Commission                       (I.R.S. Employer
          of Incorporation)                           File Number)                      Identification No.)

                               14555 AVION PARKWAY
                            CHANTILLY, VIRGINIA 20151
                    (Address of Principal Executive Offices)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (703) 995-2400

================================================================================





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ITEM 5.  OTHER EVENTS.

       On April 13, 1999, Fuisz Technologies Ltd. (the "Company") announced that the Company and Elan Corporation plc and certain affiliates ("Elan") have entered into license and manufacturing agreements whereby Elan will manufacture certain products for the Company at its Athlone facility in Ireland. A copy of the press release is attached as Exhibit 99.1.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

       (c)    Exhibits.

              99.1 Press Release dated April 13, 1999, regarding Elan
              Agreements.



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                                    SIGNATURE

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              FUISZ TECHNOLOGIES LTD.


Dated:  April 15, 1999                           By:             /S/
                                                    ----------------------------
                                                    Patrick D. Scrivens
                                                    Executive Vice President and
                                                    Chief Financial Officer



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                                  EXHIBIT LIST

Exhibit No.    Description                                         Sequentially
                                                                   Numbered Page

99.1           Press Release dated April 13, 1999, regarding
               Elan Agreements




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